FORM 3 JOINT FILER INFORMATION

Name:                               Giuseppe Cipriano

Address:                            C/O Dennis Doucette 11988 El Camino Real,
                                    Suite 200, San Diego, CA 92130

Designated Filer:                   Cassiopea SA

Issuer & Ticker Symbol:             Santarus Inc. (SNTS)

Date of Event
Requiring Statement:                12/15/08

Signature:                          /s/ Giuseppe Cipriano

701029022.1

                         FORM 3 JOINT FILER INFORMATION

Name:                               Luigi Moro

Address:                            C/O Dennis  Doucette 11988 El Camino Real,
                                    Suite 200, San Diego, CA 92130

Designated Filer:                   Cassiopea SA

Issuer & Ticker Symbol:             Santarus Inc. (SNTS)

Date of Event
Requiring Statement:                12/15/08

Signature:                          /s/ Luigi Moro

701029022.1

                         FORM 3 JOINT FILER INFORMATION

Name:                               Mauro Ajani

Address:                            C/O Dennis  Doucette 11988 El Camino Real,
                                    Suite 200, San Diego, CA 92130

Designated Filer:                   Cassiopea SA

Issuer & Ticker Symbol:             Santarus Inc. (SNTS)

Date of Event
Requiring Statement:                12/15/08

Signature:                          /s/ Mauro Ajani

701029022.1

                         FORM 3 JOINT FILER INFORMATION

Name:                               Cosmo Pharmaceuticals S.p.A.

Address:                            C/O Dennis Doucette 11988 El Camino Real,
                                    Suite 200, San Diego, CA 92130

Designated Filer:                   Cassiopea SA

Issuer & Ticker Symbol:             Santarus Inc. (SNTS)

Date of Event
Requiring Statement:                12/15/08

Signature:                          /s/ Mauro Ajani

701029022.1

                         FORM 3 JOINT FILER INFORMATION

Name:                               Cosmo Holding S.p.A.

Address:                            C/O Dennis Doucette 11988 El Camino Real,
                                    Suite 200, San Diego, CA 92130

Designated Filer:                   Cassiopea SA

Issuer & Ticker Symbol:             Santarus Inc. (SNTS)

Date of Event
Requiring Statement:                12/15/08

Signature:                          /s/ Giuseppe Cipriano

701029022.1

                         FORM 3 JOINT FILER INFORMATION

Name:                               Cosmo Technologies Limited

Address:                            C/O Dennis Doucette 11988 El Camino Real,
                                    Suite 200, San Diego, CA 92130

Designated Filer:                   Cassiopea SA

Issuer & Ticker Symbol:             Santarus Inc. (SNTS)

Date of Event
Requiring Statement:                12/15/08

Signature:                          /s/ Giuseppe Cipriano